Exhibit 99.1

Forward-Looking Statements This presentation includes “forward-looking statements.” Such forward-looking statements may include, without limitation, 2018 financial guidance, target leverage ratio, timelines for product launches and commercialization, planned submission dates, and any other statements regarding Mylan’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. These may often be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “plan,” “estimate,” “forecast,” “potential,” “pipeline,” “intend,” “continue,” “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: actions and decisions of healthcare and pharmaceutical regulators; failure to achieve expected or targeted future financial and operating performance and results; uncertainties regarding future demand, pricing and reimbursement for our products; any regulatory, legal, or other impediments to Mylan’s ability to bring new products to market, including, but not limited to, where Mylan uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s ability to execute on new product opportunities, including but not limited to generic Advair and products in our biosimilar pipeline; any changes in or difficulties with our manufacturing facilities, supply chain or inventory or our ability to meet anticipated demand; the scope, timing, and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on our financial condition, results of operations, and/or cash flows; the ability to meet expectations regarding the accounting and tax treatments of acquisitions, including Mylan’s acquisition of Mylan Inc. and Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business; changes in relevant tax and other laws, including but not limited to changes in the U.S. tax code and healthcare and pharmaceutical laws and regulations in the U.S. and abroad; any significant breach of data security or data privacy or disruptions to our information technology systems; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; the impact of competition; identifying, acquiring, and integrating complementary or strategic acquisitions of other companies, products, or assets being more difficult, time-consuming or costly than anticipated; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with strategic acquisitions or restructuring programs within the expected time-frames or at all; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Annual Report on Form 10-K for the year ended December 31, 2017 and Mylan’s other filings with the Securities and Exchange Commission (“SEC”). You can access Mylan’s filings with the SEC through the SEC website at www.sec.gov or through our website, and Mylan strongly encourages you to do so. Mylan routinely posts information that may be important to investors on our website at investor.mylan.com, and we use this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of our website are not incorporated into this presentation. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation.

At Mylan, We are committed to setting new standards in healthcare. Working together around the world to provide 7 billion people access to high quality medicine, we: Innovate to satisfy unmet needs Make reliability and service excellence a habit Do what’s right, not what’s easy Impact the future through passionate global leadership 7B:1

Our Differentiated Business Model ACCESS is our core purpose. The more diversity we achieve through driving access, the more it enhances the DURABILITY of our business model. To drive access, Mylan has built tremendous DIVERSITY into our commercial, operational and scientific platforms.

Our Value Chain Live commitment to quality and safety Diversify revenue streams - no single product generates more than 4% of total revenue Develop and launch complex products Execute on strong scientific, regulatory, clinical, medical and legal IP capabilities Leverage sites with close proximity to key markets Capitalize on vertically integrated portfolio Diversity Invest in R&D across commodity, complex and biosimilar products Optimize broad range of manufacturing capabilities and operational expertise Leverage scale across Rx/Gx/OTC Deliver strong product and revenue mix across segments Focus efforts to expand patient access across 10 major therapeutic franchises Access Deliver on our mission to provide medicine to the world’s 7 billion people Set new standards in healthcare Provide passionate global leadership Launch products in markets where they previously weren’t accessible Serve both developed and developing markets Durability Our Impact

Access for the World’s 7 Billion People North America Europe Rest of World Scale across 35 European countries Portfolio of >1,500 distinct products Leadership: #1 by Gx volume and value in France; #2 by Gx volume and value in Italy; #3 by Gx volume in UK (est.) Key growth opportunities in China, Brazil and Russia Leadership: #1 by Gx volume in Australia; #5 by Gx value in Japan Selling into ~125 countries in ROW region Portfolio of ~800 distinct products Second-largest provider of prescription medicine in the U.S. Portfolio of >650 distinct products in the U.S. Leadership: >50% of Mylan’s prescription products are ranked #1 or #2 by value and volume in the U.S. >40% of all patients globally being treated for HIV/AIDS depend on a Mylan product Key growth opportunities in Germany and Spain

Diversification Across Products, Markets and Channels Products Markets Channels Access Gx Rx/Bx OTC Distribution Tender Substitution Prescription Hospital/ Institution E-Commerce Specialty Pharmacy Wholesaler/ Distributor Retail

Diversification Across Franchises Current Products 2,000 Pipeline Products 400 700 100 350 400 1,250 200 400 200 60 30 700 150 400 50 500 150 800 700 >7,500 Products >2,500 Pipeline Products* Across many growing franchises, geographies, and businesses *Product is by product/dosage form/country basis, “All Other Franchise” not shown. Current products taken from Internal Data. Current Products Pipeline Products Current Products Pipeline Products

Diversification Across Geographies Global NA Europe ROW $12.5B* U.S. Gx Ex-U.S. Gx Rx/Bx OTC OTC Rx/Bx Gx Rx/Bx Gx OTC Gx OTC Rx/Bx 2018E Total Revenues ~$5.0B ~$4.4B ~$3.1B *Represents the mid-point of the range of 2018 guidance

Mylan’s Durability Durability Market type Product complexity Product mix Number of countries Product concentration Development (i.e. clinical trials) and manufacturing Rx/Bx, Gx, OTC no single product generates more than 4% of total revenue >165 countries and territories Market & channel type Cash Flow* Subject to Variability Stable and Durable *Cash Flow represents adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities is a non-GAAP financial measure. Please see the Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Substitution, Tender, Retail, Hospitals, etc.

Financial Performance: Consistent Execution on Commitments 11% CAGR(2) 15% CAGR(2) 13% CAGR(2) Adjusted EPS(1) Adjusted EBITDA(1) Total Revenues (1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures (2) CAGR is calculated based on the midpoint of the range of 2018 guidance $ in billions, except adjusted EPS

Strong and Consistent Cash Flow and Returns on Invested Capital (ROIC)

Adjusted Free Cash Flow(1) (approximate $ in billions)


26% CAGR(2)
$0.9
$1.9
$2.1
$2.6
$2.1-$2.5
2014
2015
2016
2017
2018E

WACC(3) and ROIC(1)


~8%
WACC
~14%
ROIC
2014 – 2017 Average

Committed to retain ample financial flexibility to maintain strong balance sheet and invest in the right future opportunities

(1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures.
(2) CAGR is calculated based on the midpoint of the range of 2018 guidance
(3) Weighted average cost of capital (WACC) is calculated as the company's weighted average cost of debt and equity, using end of period notional debt and market capitalization for respective weights. Cost of debt is based on the estimated cost of the company's long term unsecured debt, net of tax benefit, as determined by third party pricing. Cost of equity is calculated as the risk free rate (10 Year U.S. treasury bond) plus the company's modified beta multiplied by the market risk premium (expected U.S. market return - risk free rate). See appendix for 2014- 2017 average calculation.

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Our Impact Doing Good Champion for access to medicine for almost 60 years Formalize and showcase our Global Social Responsibility commitments Stakeholder-focused company Doing Well Deliver consistent and reliable results for shareholders Significant financial strength and flexibility Continue to deliver long-term growth ®

Our Objectives for Today Show how our durability is driving our future growth Share how our commitment to access is driving our diversification Demonstrate how diversification is driving our durability Highlight how our business model continues to deliver strong financial flexibility

Leadership Introductions

Today’s Presenters Heather Bresch Chief Executive Officer Rajiv Malik President Ken Parks Chief Financial Officer Tony Mauro Chief Commercial Officer Abhijit Barve R&D Andrea Miller R&D Andrew Cuneo Rest of World Arnd Annweiler R&D Jacek Glinka Europe Patrick Vallano R&D Robert Tighe North America - Gx Our Differentiated Leadership: Management Continuity More than 140 years of dedicated service to Mylan

Durability of Our Platform

Overview Mylan durability Fueling growth in key markets Pipeline transparency Initiatives and growth areas

Diversified and Durable Platform Differentiates Our Ability to Deliver Growth >7,500 marketed products sold in >165 countries and territories No single product to generate more than 4% of total revenue Ample room for growth across Rx/Gx/OTC Cross pollination of products Growing presence in emerging markets Commitment to quality Proximity to key markets and continued investments in capacity Vertically integrated portfolio Broad range of manufacturing capabilities and capacity Scientific execution and deep pipeline Strong scientific, regulatory, clinical, device, medical and legal IP capabilities Proven ability to develop, scale-up and launch complex products Broad portfolio across multiple markets and channels Partner of choice* Abbott Biocon Mapi Pharma Momenta Natco Pfizer Revance Theravance Biopharma 3M Global supply chain *Representative, not an all-inclusive list

Scientific Execution and Deep Pipeline Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17 (brand value of Mylan’s pipeline + submissions pending approval). Cumulative spend refers to adjusted R&D. Adjusted metrics are non-GAAP financial measures. Please see appendix or investor.Mylan.com for the most directly comparable U.S. GAAP financial measures as well as reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measure. Comprehensive and diversified pipeline Leverage existing portfolio by expanding products to other markets Diverse and complex technology capabilities Enhanced focus on products that are difficult to develop and/or manufacture Continued optimization of the pipeline >3,000 Scientific Affairs workforce >1,000 ~1,800 products pending approval >$3B of cumulative R&D spend 2013-2017 $327B projects in the pipeline across the regions brand value in pipeline and pending approval (2) (1)

Injectables Oral Solid Dose Complex(2) API 24 7 7 9 >75B doses >500M units 1.3B units >4,800 KL Integrated Global Supply Chain Quality at the heart of everything we do Global network of 47 operations facilities(1) Broad range of dosage forms and capabilities Ample capacities to meet market needs and opportunities ~75% internal manufacturing Close proximity to key markets Continued optimization of network Investments in plant automation Continued investment in manufacturing assets Collaboration capabilities as the partner of choice Facilities Capacity (1) Total of 50 facilities, of which three are not operational (2) Includes respiratory, patches and derms; excludes collaboration capacity

Broad Portfolio Across Multiple Markets and Channels Rx: Physician prescribed and marketed mostly with a brand name Bx: Branded generics Gx: Unbranded generics OTC: Over-the-counter and consumer (Cx - physician endorsed) Distribution: Pharmacy chain and/or wholesaler are decision makers Tender: Public health systems buy INN products based on various factors ranging from cost to supply reliability Substitution: Individual pharmacist or pharmacy buying group are decision makers Prescription: Physician is decision maker Wholesaler/Distributor: Purchased directly from manufacturers; product stored in warehouses and sold to pharmacies Retail: Purchased directly from manufacturers or from wholesalers/distributors and sold to consumers Hospital/Institution: Addresses special needs in hospitals, nursing homes, etc., through unique package offerings (e.g. injectables, unit-dose supply) E-Commerce: Automated centers that mail prescribed drugs directly to consumers Specialty Pharmacy: Manages dispensing, distribution, reimbursement, case management and other services for patients Products Markets Channels Access Gx Rx/Bx OTC Distribution Tender Substitution Prescription Hospital/ Institution E-Commerce Specialty Pharmacy Wholesaler/ Distributor Retail

Broad Portfolio Across Multiple Markets and Channels Global supply chain Deep pipeline Diverse portfolio Vertical integration Cost of goods Quality at the core Multi-channel presence Global commercial footprint Success Factors Products Markets Channels Access Gx Rx/Bx OTC Distribution Tender Substitution Prescription Hospital/ Institution Specialty Pharmacy Wholesaler/ Distributor Retail E-Commerce

Defining Durability Durability Unique global commercial and operating platform Product complexity Product mix Number of countries Product concentration Development (i.e. clinical trials) and manufacturing Rx/Bx, Gx, OTC no single product generates more than 4% of total revenue >165 countries and territories Market & channel type Substitution, Tender, Retail, Hospitals, etc.

Broad and Deep Scientific Capabilities

Broad development competencies Integrated device development and strategy Flexible and efficient clinical expertise What It Takes To Be Successful Manage complex technical partnerships Ability to scale up technology to support commercial manufacturing Understand global regulatory landscape and define regulatory strategy Advanced analytics In-depth API knowledge Comprehensive legal/IP strategies Passionate science team

Integrated Scientific Platform 2 24 x 7 >3,000 2 >50 2 10 >4,000 Global R&D centers Global R&D R&D, clinical, medical and regulatory professionals Markets with in-country regulatory expertise Complex analytics labs Dedicated central device labs Technology-focused development sites Across API, OSD, biosimilars, respiratory, topicals and injectables Patents filed globally INCREASING DELIVERY SYSTEM COMPLEXITY Biosimilars and insulin analogs Respiratory Complex sterile products Dermatological and transdermals Complex OSD Modified-release dosage forms High potency Traditional generics OTC/parapharmaceuticals Examples Needed?

R&D – Investing to Increase Durability Continued optimization of the pipeline Focus on complex products Critical assessment of ROI and time to market for core generics OSD Injectables API Biosimilars Complex injectables Respiratory Complex OSD Dermatology Key Brands Innovation Percentages based on 2018 internally planned projects

Robust Pipeline Opportunities Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17 (brand value of Mylan’s pipeline + submissions pending approval). Excludes key brands and OTC pipeline Transdermal Delivery System Product pipeline is molecule plus form independent of market Products pending approval is molecule plus form plus country $166B $43B $7B $100B $11B Several new brand opportunities Life cycle management Novel formulations Product pipeline Products pending approval OSD Sterile products Topicals/ TDS Biosimilars and insulins Respiratory Complex product pipeline represents 70% of targeted brand value 354 151 40 20 11 1,104 355 58 207 59 $327B Brand value(1) (3) (4) (2)

Cross-Pollinating Our Portfolio Across the Globe Leveraging our portfolio Mylan Legacy Agila FamyCare Meda Renaissance Abbott/EPD >500 submissions* in 2017 across 70+ countries >550 additional submissions * planned in 2018 ~200 additional products under evaluation for submission in 2018 or 2019 Driving growth for ex-U.S. markets *Across 130 products respectively

Significant Expansion in Our Global Pipeline North America Europe Japan, Australia and New Zealand Emerging markets 359 products in pipeline 267 products pending approval 174 products in pipeline 528 products pending approval 181 products in pipeline 41 products pending approval 310 products in pipeline 947 products pending approval (1) Product pipeline is molecule plus form independent of market Products pending approval is molecule plus form plus country (2)

Key Pipeline Updates

Continuing to Shape Our Broad Biosimilars Pipeline Consider opportunity, geography and market formation Focus on complementary capabilities Continuously review opportunities to accelerate market entry Continuously evaluate portfolio and prioritize data, regulatory insights and market dynamics Partnership driven model Strategic portfolio selection Evaluate opportunities Ongoing prioritization Ongoing investments Continue to invest strategically

Continued Progress on Biosimilar Programs

Biosimilar	Therapeutic Area	Cell Line	Process Development	Preclinical	PK/PD (Phase 1)	Confirmatory Clinical (Phase 3)	BLA/MAA	Approval
Pegfilgrastim (Neulasta®)	Oncology							
Trastuzumab (Herceptin®) (1)	Oncology							
Bevacizumab (Avastin®)	Oncology							
Insulin Glargine (Lantus®) (2)	Diabetes							
Adalimumab (Humira®)	Autoimmune							
Insulin Aspart (NovoLog/NovoRapid®)	Diabetes							
Insulin Lispro (Humalog®)	Diabetes							
Filgrastim (Neupogen®)	Oncology							
Etanercept (Enbrel®)	Autoimmune							
Insulin Glargine 300U/mL (Toujeo®)	Diabetes							
Pertuzumab (Perjeta®)	Oncology							

Mylan/Biocon

(1) Approved in U.S. as Ogivri™

(2) Approved as Semglee™ in EU and AU

Progress made since March 2017

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Continued Progress on Biosimilar Programs Biosimilar Therapeutic Area Cell Line Process Development Preclinical PK/PD (Phase 1) Confirmatory Clinical (Phase 3) BLA/MAA Approval Abatacept (Orencia®) Autoimmune Aflibercept (Eylea®) Ophthalmology M3 Undisclosed M4 Undisclosed M5 Undisclosed M6 Undisclosed Mylan/Momenta Progress made since March 2017

Mylan/FKB Mylan/Mabion Mylan/Revance Mylan/CKD Continued Progress on Biosimilar Programs Biosimilar Therapeutic Area Cell Line Process Development Preclinical PK/PD (Phase 1) Confirmatory Clinical (Phase 3) BLA/MAA Approval Adalimumab (Humira®) Autoimmune Rituximab (Rituxan®/ Mabthera®) Oncology/ Autoimmune Darbepoetin alpha (Aranesp®) Hematology Onabotulinumtoxin A (BOTOX®) Neuromuscular Progress made since March 2017

One of the Most Comprehensive Biosimilar Programs



Biosimilar
Therapeutic Area
Cell Line
Process Development
Preclinical
PK/PD (Phase 1)
Confirmatory Clinical (Phase 3)
BLA/MAA
Approval
Pegfilgrastim (Neulasta®)
Oncology
Trastuzumab (Herceptin®)
Oncology
Bevacizumab (Avastin®)
Oncology
Insulin Glargine (Lantus®)
Oncology
Adalimumab (Humira®)
Diabetes
Insulin Aspart (NovoLog/NovoRapid®)
Diabetes
Insulin Lispro (Humalog®)
Diabetes
Filgrastim (Neupogen®)
Oncology
Etanercept (Enbrel®)
Autoimmune
Insulin Glargine 300U/mL (Toujeo®)
Diabetes
Pertuzumab (Perjeta®)
Oncology
Abatacept (Orencia®)
Autoimmune
Aflibercept (Eylea®)
Ophthalmology
M3
Undisclosed
M4
Undisclosed
M5
Undisclosed
M6
Undisclosed
Adalimumab (Humira®)
Autoimmune
Rituximab (Rituxan®/Mabthera®)
Oncology/Autoimmune
Darbepoetin alpha (Aranesp®)
Hematology
OnabotulinumtoxinA (BOTOX®)
Neuromuscular
Mylan/Biocon
Mylan/Momenta
Mylan/FKB
Mylan/Mabion
Mylan/CKD
Mylan/Revance
Progress made since March 2017

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Increasing Access for Trastuzumab Globally Mylan’s trastuzumab is the first U.S. biosimilar trastuzumab to Herceptin approved by FDA (December 2017) Validated science Regulatory execution Mylan’s trastuzumab approved by FDA in U.S. and ANVISA in Brazil Health Canada approvable obtained 24 total approvals globally >30 pending approvals >25 scheduled submissions Scheduled submissions Approved Pending approval Global program with real world evidence from emerging markets FDA Advisory Committee unanimous recommendation $6B+ global market* *Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17

Getting Ready for Pegfilgrastim Commercialization Geographic expansion >30 pending approval >50 scheduled submissions June 4, 2018 FDA action date EU regulatory review progressing well Strong data supporting biosimilarity Analytical similarity PK with EU and U.S. sourced brand Phase 3 equivalence in breast cancer patients Immunogenicity comparable Launch readiness ongoing for U.S. and primed to expand submissions globally Scheduled submissions Pending approval $5B+ global market* *Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17

Increasing Access to Insulin Glargine (Lantus) Globally Geographic expansion Approved in 38 markets >20 pending approval >30 scheduled submissions U.S.: substitutability Vial and disposable pen presentations under active FDA review Planned launch in 2020 EU approval achieved EC approved Semglee Planning for launch in 2H 2018 Analytical similarity and clinical comparability with Lantus Clinical programs across >1,200 subjects First of Mylan/Biocon’s insulin analogs approved in EU and AUS Scheduled submissions Approved Pending approval $10B+ global market* *Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17

Global Program Built on Solid Science Lantus -> MIG MIG -> Lantus Lantus -> MIG Pharmacodynamic Pharmacokinetic Phase 3: Type 1 Diabetes HbA1c Switching between Mylan’s insulin glargine and Lantus did not affect efficacy, safety, and immunogenicity Foundation to support substitutability in U.S. market Reference Insulin Glargine Switching Arm

Positioning Adalimumab for Approval and Commercialization Around Market Formation in Europe

$4B+
EU market*

Mylan and FKB entered partnership for EU markets with option for additional markets, in alignment with Biocon

Comprehensive development program

Strong scientific basis for biosimilarity
- Analytical similarity with Humira
- PK with EU and U.S. sourced brand
- Phase 3 equivalence in RA with transition arm
- Three presentations, device studies

EU regulatory review progressing well
- Expect 2H 2018 EMA decision

Biosimilar Adalimumab



Syringe
with safety device

Humira



Glass syringe

Biosimilar Adalimumab



2 steps
auto-injector

Humira



3 steps
auto-injector

*Based on IQVIA MIDAS data for the 12 months ended 12/17

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Further Highlights on Biosimilar Pipeline

Aflibercept M710

Biosimilar to Eylea

- Commercial manufacturing scale achieved
- Promising analytical similarity data
- Start-up activities for confirmatory Phase 3 clinical study ongoing

Insulin Aspart

Biosimilar to Novolog

- Completed Phase 1 study, and expect topline PK/PD results in Q2 2018
- Start Phase 3 study in Type 1 Diabetes in 2H 2018

Bevacizumab

Biosimilar to Avastin

- Approved and launched in India in 2017
- Initiated geographic expansion
- Global clinical study aligned with FDA and EMA enrollment progressing well

Recent Additions

Biosimilars to Toujeo and Perjeta

- Build on longstanding collaboration with Biocon
- Extend insulin analog range to Toujeo
- Complement trastuzumab with a proposed biosimilar to Perjeta

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Respiratory

Preparing for U.S. Launch: Wixela™ Inhub™

$4B+
U.S. market(1)

Seeking approval for substitutable generic to GSK Advair® Diskus®

Increase access and affordability for the millions of asthma and COPD patients(2)

Target action date of June 27, 2018

Commercial manufacturing site in Dublin built, qualified and prepared for launch

Potential opportunity for extended sole generic

Development Highlights	STATUS
In vitro bioequivalence all strengths	✓
PK all strengths	✓
Clinical Equivalence Patient endpoint study	✓
Device comparability (HF studies)	✓



Wixela
Inhub
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Mylan

LABA/ICS: fluticasone propionate and salmeterol inhalation DPI
Strengths: 100mcg/50mcg, 250mcg/50mcg, 500mcg/50mcg

(1) Based on IQVIA MIDAS NSP data for the 12 months ended 12/17
(2) Estimates taken from CDC.gov

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Advancing Gx Symbicort® pMDI (U.S.) in Collaboration with 3M

$3B+
U.S. market*

Product development status

- Pivotal PK studies were positive and demonstrated BE for both product strengths
- In vitro equivalence data are positive for both product strengths
- Clinical equivalence study - headline results positive with clinical equivalence criteria met

- Planned 505j ANDA submission as a substitutable generic to AstraZeneca's Symbicort (budesonide/formoterol fumarate) pMDI for COPD and asthma
- Both strengths: 80mcg/4.5mcg, 160mcg/4.5mcg
- Aiming to file by mid-2018 and launch at the earliest opportunity

PARTNER

3M


Symbicort
80/4.5
Symbicort
160/4.5

*Based on IQVIA MIDAS NSP data for the 12 months ended 12/17

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(N=92) (N=89) New Potential Opportunity for COPD Patients: Revefenacin (U.S.) Significant and clinically meaningful improvements demonstrated in clinical program over placebo Seeking once-daily dosing Potential to be used in any approved standard jet nebulizer Proposed long acting, once-daily nebulized LAMA treatment for patients with moderate to severe COPD Expanding COPD market with a novel nebulized therapy PDUFA date of November 13, 2018, and if approved by FDA, could be launched in Q4 2018 in the U.S.   ~16M COPD patients in the U.S.* Robust Improvements over Placebo as Monotherapy and Add-on Therapy FEV1 Revefenacin Shows Consistent Treatment Effect Maintained for 24 hours with Once-Daily Dosing * P < 0.0001 versus placebo ** P <0.001 versus placebo * ** * * * * *CDC.gov PARTNER

Complex Sterile Products and Device Development

Commitment to Complex Sterile Products

~$28B
target global market*

Natural extension of our scientific capabilities and focus

Complexities
- Significant investment
- Challenging science
- Excipient/API
- Complex analytics tools
- Therapeutic equivalence demonstration
- Patent landscape
- Diverse regulatory hurdles
- Dedicated manufacturing

COMPLEX ACTIVE INGREDIENTS	PEPTIDES ✓	HORMONES ✓	IRON COLLOIDS ✓	LOW MOLECULAR WEIGHT HEPARINS ✓
COMPLEX FORMULATIONS	LIPOSOMES ✓	MICROSPHERE ✓	SUSPENSIONS/ NANO-SUSPENSIONS ✓	EMULSIONS/ NANO-EMULSIONS ✓
COMPLEX DOSAGE FORMS	LONG ACTING INJECTIONS ✓	SUBCUTANEOUS AND INTRA MUSCULAR INJ ✓	OPHTHALMICS ✓	
COMPLEX DRUG DEVICE COMBINATIONS	AUTO-INJECTORS ✓	PRESERVATIVE-FREE STERILE MULTI-USE OPHTHALMIC CONTAINERS ✓		

*Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17 (brand value of Mylan's pipeline + submissions pending approval)

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Key Complex Sterile Products Pipeline

Product	Brand	Reference Reverse Engineered	API/Sourcing	Excipient	Q1/Q2 Confirmed	Formulation/ Development	Registration/ Exhibit/Clinical Batches	Clinical	Submission
Cyclosporine	Restasis®								
Cyclosporine multiple-dose	Restasis® MultiDose								
Medroxyprogesterone	Depo-Provera®								
Enoxaparin PFS	Enoxaparin®								
Glucagon	Glucagon®								
Octeotride MR	Sandostatin®								
Paliperidone Injection Monthly	Invega Sustenna®								
Paliperidone Injection Quarterly	Invega Trinza®								
Liraglutide Pen	Victoza®								
Risperidone MR	Risperdal Consta®								

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Cyclosporine Ophthalmic Emulsion (Restasis) Single-dose vials – pending approval Submitted November 20, 2013 All Citizen Petitions addressed by FDA Meet all requirements of the BE Guidances Legal Asserted patent claims found invalid by district court; appeal pending IPR stayed pending oral argument on Mohawk Tribe appeal (6/2018) July 31, 2018 Bridging Goal Date Currently no outstanding FDA queries Multiple-dose vials – in development Finalized container/closure system Engineering/exhibit batches ongoing ANDA target submission in the near future Complexities Five Citizen Petitions filed by Allergan Three BE Guidance revisions June 2013 February 2016 October 2016 Legal/IP Patent litigation IPR Mohawk Tribe Specialized container/closure system and manufacturing setup Exhaustive in-vitro characterization and population bioequivalence *Based on IQVIA MIDAS NSP data for the 12 months ended 12/17 $2B U.S. market*

Integrated Drug/Device Development Strategy 150+ drug/devices in development 2 Mylan platform devices Our unique capabilities Complexities and requirements FDA: increased focus on the device constituent part of a drug-device combination product 21 CFR Part 4 Guidance on GMPs for Combination Products (Jan. 2017) EU: Medical Device Regulation (May 2017) Establishing and validating design Differentiation vs. interchangeability Unique assembly line per drug/device combination Specialized studies Unique IP barriers Competitive cost of goods High quality standards Established global device team Fully integrated infrastructure for design, industrialization, performance and characterization, usability engineering Combination product (drug/device), standalone medical device and platform devices Dry powder inhalers, meter dose inhalers, auto-injectors, pre-filled pens and pre-filled syringes Commitment to quality: ISO 13485 Certification

Global Key Brands

Contributing to growth in existing brands across the markets Investing in Our Global Key Brands Unique Features Patient support through digital tools New formulations and indications Scientific evidence of value to prescribers and patients Geographic expansion Providing scientific insights, awareness and education Umbrella brand concept through targeted business development

New scientific evidence Fast onset of action of 5 minutes demonstrated Chamber study evaluated nasal and ocular symptoms compared to combination of intranasal fluticasone and oral anti-histamine Dymista’s 5-minute onset of action significantly faster than comparator (120-150 minutes) Development for new markets around the globe Clinical program agreed with Chinese authorities: Phase 3 start-up activities currently ongoing Six registrations obtained in 2017 including Russia and New Zealand Pediatric Indication obtained in Brazil and Switzerland (6-12 year old) Further geographic expansion Investing in Dymista: Scientific Insights and Geo-expansion New approaches Exploring opportunities in cognition and attention Understanding potential benefit in patients with conditions other than allergic rhinitis

Complex biological product for treatment of pancreatic exocrine insufficiency (PEI) Enhancing Creon: New Strengths and Geographic Expansion Durable product *Co-development with Abbott Additional opportunity to grow the brand via life cycle management New strengths* (20,000 and 35,000 lipase units) developed to complete existing dosage range Pending approval in 30 European countries (approval expected 2H 2018) Submissions planned in Canada, Australia, New Zealand PEI market leader across multiple geographies

Investing in Influvac: New Strains and Indications Influvac Tetra (quadrivalent vaccine)* Comprehensive clinical program completed across more than 2,000 subjects Approved in 2017 and registered for adults/elderly in 21 EU countries, Australia and New Zealand Study in pediatrics (3-17 years old) successfully completed and submission planned for 2H 2018 Additional pediatric study (0.5-3 years old) ongoing Extending coverage Seasonal flu continues to be a significant healthcare burden, annually affecting 3-5 million people globally One of the leading and trusted flu vaccines across multiple geographies Adding a quadrivalent (4 strains) option to our well established trivalent (3 strains) vaccine in accordance with WHO recommendation *Co-development with Abbott

New Pipeline Opportunities and Innovation

Glatiramer Acetate (GA) Once-Monthly Depot Injection

$24B
Relapsing-Remitting Multiple Sclerosis (RRMS) global market[1]

- Partnership with Mapi Pharma
  - Scientific expertise with long-acting depot injection formulations
- Target once-monthly IM injection
- Treatment of patients with RRMS
- Planned 505(b)(2) submission to FDA
- Global market rights

Market
- ~2.3M global MS patients[2]
- Potential to improve patient compliance

Status
- Pre-clinical complete
- Completed Phase II
  - Once-monthly IM injection in patients with RRMS switching from Copaxone®
- Planned Phase III
  - GA naïve patients with RRMS
  - Over one-year treatment period (open label extension)
- Target NDA submission in Q4 2020/Q1 2021

(1) Based on IQVIA MIDAS NSP data for the 12 months ended 12/17.
(2) https://www.nationalmssociety.org

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Compelling Biosimilar BOTOX Commercial Opportunity $4B* global market ~55% Therapeutic* ~45% Aesthetics* Reimbursed Cash pay Critical mass in the Dermatology franchise to address both therapeutic and aesthetic areas Robust portfolio of both topical and systemic products spanning multiple therapeutic areas and indications Established KOL relationships and partnerships with key dermatology stakeholders Well positioned for the global commercial opportunity *Sales estimates based on GIA Jan 2018 Report: Botulinum Toxin – A Global Strategic Business Report (Jan 2018)

Our Confidence for Biosimilarity

Parameter	Mylan/Revance (Biosimilar of BOTOX)	Allergan (BOTOX)	Ipsen (Dysport®)	Merz (Xeomin®)
Drug Substance	~900 kDa (150 kDa Toxin + ~750 kDa NTHA and HA complex)	~900 kDa (150 kDa Toxin + ~750 kDa NTHA and HA complex[1])	~400 kDa (150 kDa Toxin + ~250 kDa NTHA and HA complex[3])	150 kDa Toxin without NTHA and HA complex proteins[5]
Strain of *Clostridium Botulinum*	Hall strain with demonstrated toxin gene cluster match to Allergan strain	Hall (Allergan) strain[1]	Hall strain[4]	ATCC 3502 Hall strain[6]
Purification Process	Crystallization (Schantz based)	Crystallization (Schantz based)[1]	Chromatography based[4]	Unpublished
Formulation (excipient)	NaCl + HSA	NaCl + HSA[2]	Lactose + HSA[4]	Sucrose + HSA[5]
Final Product	Vacuum dried	Vacuum dried[2]	Lyophilized[4]	Lyophilized[5]

Illustrative comparison to U.S. approved Type A products

Anticipate meeting with FDA in 2H 2018

Revance/Mylan process is designed to yield a highly similar product to BOTOX

(1) Schantz EJ, Johnson EA (1992) Properties and use of botulinum toxin and other microbial neurotoxins in medicine. Microbiol Rev 56(1):80–99
(2) Allergan USPI
(3) FDA Summary Basis of Approval for Dysport, BLA 125274
(4) Ipsen USPI
(5) Merz USPI
(6) FDA Summary Basis of Approval for Xeomin, BLA 125360

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Conjugated Estrogens (Gx Premarin®) FDA Draft Guidance Requirements December 2014 Sameness of API Multifaceted chromatographic techniques using methods defined by USP and FDA Characterization of multiple lots of RLD Qualitative and quantitative equivalence of steroidal and non-steroidal components Multiple PK BE studies Development for use in generic versions of multiple products API source: mix of key compounds purified from pregnant mare urine (PMU) API partner: Symbiotec Access to horses Specialized techniques for the collection of urine Purification to final API $1.3B global market* *Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17 Next steps Meeting with FDA to review API data and proposed submission plan

Meloxicam Fast-Acting, Novel Delivery of Non-Opioid Option for Patients Licensed from Prayog Labs LLC Global development and market rights Fast on-set of action of a known and trusted drug Targeting treatment of both chronic and acute pain Potential to replace opioids in the treatment of acute pain Planned 505(b)(2) submission to FDA Status Early stage development Initial API and formulation development, pharmacodynamic and preclinical evaluation complete Planned IND submission Non-addicting treatment of acute pain Offering an alternate, non-opioid pain treatment option represents at least a small step toward addressing this national health crisis.

Potential Global Pipeline (Investor Day 2017)

Deep Global Pipeline With a Focus on Execution Pending Approved In Development/Announced Program Potential Opportunity All product names are property of their respective owners.

Update on Other Key Initiatives

Other Key Initiative Highlights Infectious Disease Dermatology Injectables OTC Build upon our strong capabilities in ARVs in the developing world through: R&D focus Manufacturing scale Supply chain Partnerships and customer relationships Industry engagement Grow and expand ARV presence in Europe and U.S. Expand beyond ARVs with focus on Hepatitis and TB $7B* dermatology market opportunity, of which 100% is complex sterile products Full-year value realized from Meda and the non-sterile topicals business from Renaissance Continued growth in Global Key Brands Opportunities in ROW markets, especially in China $43B* injectable market opportunity, of which $29B is complex sterile products 18 injectable U.S. product launches in last 12 months Opportunity to expand globally Back-end weighted Double-digit growth in all segments Continued investment in Global Key Brands Portfolio expansion through inorganic opportunities Poised to double revenues *Based on IQVIA MIDAS and NSP data for the 12 months ended 12/17 (brand value of Mylan’s pipeline + submissions pending approval)

Durability and Diversification in Our Markets

Diversification Across Geographies Partner of choice for our customers Global NA Europe ROW $12.5B* U.S. Gx Ex-U.S. Gx Rx/Bx OTC OTC Rx/Bx Gx Rx/Bx Gx OTC Gx OTC Rx/Bx 2018E Total Revenues *Represents the mid-point of the range of 2018 guidance ~$5.0B ~$4.4B ~$3.1B

Product complexity Market & channel type Product mix Number of countries Product concentration Development (i.e. clinical trials) and manufacturing Rx/Bx, Gx, OTC no single product generates more than 4% of total revenue >165 countries and territories Diversity + Complexity + Scale = Global Durability ACCESS ● ACCESS ● ACCESS ● Sales & Marketing PROFESSIONALS ~7,000 >250 DISTINCT Brand AND Branded generic PRODUCTS MARKETED Products >7,500 >2,500 Pipeline products ONE Mylan Global scale with local action serving the needs of patients around the world promoting Substitution, Tender, Retail, Hospitals, etc.

Europe

Europe – A Diversified Platform Scale across 35 European countries No single product greater than 4.5% of European Net Sales Cover all major therapeutic areas with many leading brands(1) Portfolio of >1,500 distinct branded, generic and OTC products Most of the top European markets are outpacing market growth Expertise in Rx, Gx and OTC KOL networks in key therapeutic areas Existing leadership in key therapeutic areas Vertically integrated global supply chain Strong presence in national and European associations DURABILITY Differentiated Capabilities ~2,500 SALES FORCE (1) Based on IQVIA MIDAS data for 12 months ended 12/17 2018E Total Revenues High-single digits E Rx/Bx OTC Gx YOY Total Revenue Growth

Growth Opportunities Across Europe Rx/Bx Gx OTC Maximize biosimilar launches including adalimumab, trastuzumab, pegfilgrastim and insulin glargine Reinvigorate tender market participation Expand injectables and ARV portfolios Build out hospital business across European countries Increase utilization through market access initiatives Execute on glatiramer acetate opportunity Maximize Global Key Brand opportunities Life cycle management of existing brands Explore new products to build upon existing portfolio Accelerate OTC growth Life cycle management of existing OTC products Explore portfolio expansion through inorganic opportunities

Europe – Expanding Leadership and Cultivating Opportunity France $33B Italy $29B Germany $45B U.K. $26B #1 #1 #1 #3 #2 #2 #4 #13 #10 #8 #9 #28 #3(3) Prescription Value (2) Gx Market Volume(2) Gx Market Value (2) Prescription Volume (2) Prescription Market Value(1) 2018E Third-Party Net Sales MARKET LEADER OPPORTUNITY MARKETS (1) IQVIA 2018 and Beyond: Outlook and Turning Points Based on IQVIA MIDAS data for 12 months ended 12/17 Estimate

Rest of World

YOY Total Revenue Growth ROW - Exciting Opportunities for Long-Term Growth 2018E Total Revenues DURABILITY Market-leading ARV business supported by strong R&D and vertical integration Established, robust commercial platform and partnership network across ROW Broad and diversified portfolio, with no product more than 6% of ROW sales Significant ability to further diversify and grow in emerging markets Broad product portfolio diversified across key therapeutic areas and across product types with strong durable brands to support long-term growth Major Market 2017 Market Size ($B) 2018 - 2022 CAGR China $123 5 - 8% Brazil $33 5 - 8% India $19 9 - 12% Russia $15 7 - 10% Mexico $12 3 - 5% Turkey $8 12 - 15% Total Pharmerging Markets $270 6 - 9% (1) IQVIA 2018 and Beyond: Outlook and Turning Points (2) IQVIA Databases PMM, GSDT, and NRC (3) IQVIA Turkey: turning promise into reality – Nov 2017 Emerging market trends support continued growth into the future High-single digits E Gx OTC Rx/Bx (1) (1) (2) (3)

Growth Opportunities Across ROW Rx/Bx Gx OTC Cross-pollination of portfolio into ROW markets (e.g. China, SE Asia, Brazil, Mexico) Partnership opportunities to provide high-quality medicine in emerging markets Increased focus on complex products portfolio Leverage HIV learnings to expand into new disease states, like hepatitis, TB and malaria and complementary diagnostics Drive growth through active management of Global Key Brands Continued expansion of biosimilars and insulin analog portfolio Leverage global portfolio opportunities and BD across ROW Portfolio expansion in existing markets (e.g. Australia, SE Asia, Russia, Mexico) Establish franchises in new markets (e.g. China, Brazil, New Zealand, South Africa and India) Leverage OTC portfolio in other markets via partnering Pursue OTC innovation

Broad and Diverse ROW Footprint Provides Durable Platform for Growth

- Sales across **~125 countries** in ROW region
- **~60** countries with in-house commercial presence with a sales force of **>2,000**
- **~800** distinct products across the region
- Pipeline of **~1,000** products pending approval
- Significant experience across markets with Gx, Rx/Bx, OTC, complex products and biosimilars
- Foundation for continued ARV leadership and future growth in other Infectious Disease areas
- Platform allows Mylan to maximize return on internal R&D and BD
- Positioned as one-stop solution for product partnering
- Focus on most attractive markets and use partners to extend commercial reach



Focus for long-term growth:

- China
- Russia
- Brazil
- India
- Turkey
- Mexico
- Southeast Asia

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North America

North America – Maintaining and Strengthening Our Leadership

2018E Total Revenues



OTC
Rx/Bx
Gx

YOY Total Revenue Growth



Flat
2017
2018 E

DURABILITY

- **2nd largest provider** of prescription medicine in the U.S. at **>316M prescriptions**[1]
- Robust **complex product launches**
- One of industry's **broadest pipelines:** 359 products in pipeline/267 pending approvals
- Portfolio of **>650 distinct products** in the U.S.
- Prudent managing of portfolio

$467B Prescription Market Value[2]

Generics account for **89% of prescriptions** dispensed but **only 26% of total drug costs**[3]

57 ANDA approvals in 2017[4]

Over the last 5 years, **Mylan launched more generic products** than any other company[5]

In the U.S., **>50%** of Mylan's prescription products are ranked **#1** or **#2** by value and volume[1]

Differentiated Capabilities

- Ability to execute on customer/market opportunities
- Long-term customer relationships
- Strong position across key therapeutic franchises (e.g. Respiratory)
- Strategically focused sales force teams building product and brand equity

(1) Based on IQVIA NSP data for 12 months ended 12/17
(2) IQVIA 2018 and Beyond: Outlook and Turning Points
(3) Source is AAM
(4) Source: https://www.accessdata.fda.gov/scripts/cder/daf/index.cfm
(5) IQVIA NSP generic Rx calendar years 2013-2017

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Rx Gx/Bx OTC Growth Opportunities Across North America Continue to drive glatiramer acetate conversion Maximize Wixela Inhub opportunity Successfully launch pegfilgrastim biosimilar, Gx Restasis and other products Continue to focus on injectable portfolio expansion Leverage and expand healthcare offerings and services Grow respiratory business with year end launch of Revefenacin Continue to grow Perforomist® and maximize Dymista Focus on dermatology, women’s health and diversified new product offerings Leverage the Canadian platform for bolt-on acquisitions Life cycle management of existing OTC products Explore opportunity for bringing new OTC products to the portfolio Execute on Rx-to-OTC switch opportunities

U.S. Durability: A Deeper Dive Dermatology Biosimilars Other Strategic Products OTC Respiratory & Allergy Injectables Pipeline of complex, long-acting injectables 18 injectable U.S. product launches in last 12 months Robust future with complex launches, e.g. Wixela, Gx Symbicort and Revefenacin Sales growth of >30% in 2017 Continued niche product acquisitions Store brands and private label opportunities Commercialize pipeline beginning with Fulphila Full suite of patient offerings High revenue growth in 2017 supplemented through acquisitions Dedicated and targeted sales force Novel ARV approvals in 2018: Symfi, Symfi Lo and Cimduo Dedicated Women’s Healthcare sales force Additional durable & complex products Diversity driving durability in the U.S.

Key Takeaways

Platform Poised to Outperform Markets Globally Build upon diversity within our businesses: Maintain leadership and seize opportunities in U.S. Capitalize on ex-U.S. growth Further balance portfolio among Rx, Gx and OTC Execute on science with focus on complexity feeding the durability of the portfolio Invest in our Global Key Brands to capitalize on ex-U.S. growth Double OTC, Injectables and Dermatology portfolios for sustainable cash flows Strengthen global supply chain and operations platform to keep pace with market demands Manage cost and capital structure IQVIA Institute 2018 and Beyond: Outlook and Turning Points Expected Market Growth (1) CAGR 2017 - 2022 Pharmerging Developed Spend +2-5% Volume +0% Spend +6-9% Volume +3% Rest of World Spend +2-5% Volume +2% Global Spend +3-6% Volume +2% Market type as defined by IMS(1) Continuing our focus on access

Financial Durability and Diversification

Financial Performance: Consistent Execution on Commitments 11% CAGR(2) 15% CAGR(2) 13% CAGR(2) Adjusted EPS(1) Adjusted EBITDA(1) Total Revenues (1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures (2) CAGR is calculated based on the midpoint of the range of 2018 guidance $ in billions, except adjusted EPS

Strong Performance Across Geographies Third Party Net Sales Segment Profitability* 2% CAGR 103% CAGR 48% CAGR $ in millions *Segment profitability represents segment gross profit less direct R&D expenses and direct SG&A expenses. See Mylan’s Form 10-K for the year ended December 31, 2017 for more information. North America Europe Rest of World 3% CAGR 39% CAGR 20% CAGR 2017 2016 2015 2014 $4,970 $5,630 $5,100 $4,548 2017 2016 2015 2014 $3,958 $2,954 $2,206 $1,477 2017 2016 2015 2014 $2,832 $2,384 $2,057 $1,621 2017 2016 2015 2014 $1,083 $669 $422 $130 2017 2016 2015 2014 $651 $424 $321 $200 2017 2016 2015 2014 $2,497 $2,921 $2,721 $2,376

Segment Revenue Guidance for 2018 Total Revenue % Growth vs 2017 Key Drivers Europe Rest of World Flat High-single digits High-single digits New key strategic product launches: Wixela Pegfilgrastim Carryforward of 2017 launches including Glatiramer Acetate and Generic Estrace Lower sales on existing products, including EpiPen, due to competitive market dynamics Growth in key brands, including Creon, Dymista, Influvac and OTC portfolio New key strategic product launches: Glatiramer Acetate Semglee Strengthen market leadership beyond Italy and France Expanding key brands and OTC portfolio across geographies Maintain momentum with Infectious Disease franchise Continued focus on Australia and Japan while expanding reach in China, Russia, Turkey and other Emerging Markets North America * Calculation based on mid-point of the range of 2018 guidance Global +5%* vs. 2017

Bridge to 2018: Adjusted EPS(1) Guidance (1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. (2) Calculation based on mid-point of the range of 2018 guidance as reflected on slide above. $5.20-$5.60 $ Selling & Marketing General & Administrative Shares, Interest, Tax & FX +18% vs. 2017 (2)

2018 Financial Guidance Summary Total Revenues $11,750 - $13,250 Adjusted Gross Margins(1) 55.0 – 56.5% Adjusted R&D(1) as % of Total Revenues 5.0 – 6.0% Adjusted SG&A(1) as % of Total Revenues 17.5 – 20.0% Adjusted EBITDA(1) $4,000 – $4,500 Adjusted Net Earnings(1) $2,700 – $2,900 Adjusted EPS(1) $5.20 - $5.60 Capital Expenditures $300 – $500M Adjusted Free Cash Flow(1) $2,100 - $2,500 Adjusted Effective Tax Rate(1) 17.5 – 19.0% Average Diluted Shares Outstanding 520 – 525M ($ in millions, except for Adjusted EPS (1) and Percentages) (1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. (2) Calculation based on mid-point of guidance range as reflected on slide above 2018 is all about execution… …and effectively deploying capital for the future Total Revenues Adjusted EPS* Adj. Free Cash Flow(1) +5%(2) vs. 2017 +18%(2) vs. 2017 $2.3B(2) Continue to delever and maintain investment grade credit rating Continue to invest in the business Opportunistic bolt-ons

Mylan’s Cash Flows Are Stable And Durable *Cash Flow represents adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities is a non-GAAP financial measure. Please see the Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Cash Flow* Subject to Variability Stable and Durable Unique global commercial and operating platform Product complexity Product mix Number of countries Product concentration Development (i.e. clinical trials) and manufacturing Rx/Bx, Gx, OTC no single product generates more than 4% of total revenue >165 countries and territories Market & channel type Substitution, Tender, Retail, Hospitals, etc.

Strong and Consistent Cash Flow and Return on Invested Capital (ROIC)

Adjusted Free Cash Flow[(1)] (approximate $ in billions)



26% CAGR[(2)]
$0.9
$1.9
$2.1
$2.6
$2.1-$2.5
2014
2015
2016
2017
2018E

WACC[(3)] and ROIC[(1)]



~8%
WACC
~14%
ROIC
2014 – 2017 Average

Committed to retain ample financial flexibility to maintain strong balance sheet and invest in the right future opportunities

(1) Adjusted metrics are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures.
(2) CAGR is calculated based on the midpoint of the range of 2018 guidance
(3) Weighted average cost of capital (WACC) is calculated as the company's weighted average cost of debt and equity, using end of period notional debt and market capitalization for respective weights. Cost of debt is based on the estimated cost of the company's long term unsecured debt, net of tax benefit, as determined by third party pricing. Cost of equity is calculated as the risk free rate (10 Year U.S. treasury bond) plus the company's modified beta multiplied by the market risk premium (expected U.S. market return - risk free rate). See appendix for 2014- 2017 average calculation.

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Growth Achieved with Balance Sheet Discipline (1) Leverage ratio refers to total notional debt to Credit Agreement Adjusted EBITDA leverage ratio, which is a non-GAAP financial measures. Please see the Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. (2) Represents aggregate principal amount outstanding. EUR=1.2005 USD as of December 31, 2017. Pro Forma for the April 2018 issuance of $750 million aggregate principal amount of senior notes due 2028 and $750 million aggregate principal amount of senior notes due 2048 and application of proceeds therefrom to redeem $1.5 billion aggregate principal amount of certain notes due in 2018 and 2019. (3) This target does not reflect Company guidance. Committed to investment grade rating and long-term average leverage ratio target of ~3.0x(3) Debt Maturity Profile(2) ($ in millions) Leverage Ratio(1) 2014 2015 2016 2017 2018E 2013 3.5x 2.8x 2.4x 3.8x 3.8x <3.5x 2018 2019 2020 2021 2023 2024 2026 2028 2043 2046 2048 $600 $1,295 $2,001 $2,250 $1,250 $1,200 $2,250 $500 $1,000 $750 $1,650

Ongoing Execution, Performance and Investment $0.80 $1.30 $1.61 $2.04 $2.59 $2.89 $4.30 $3.56 $4.89 $5.20-$5.60 $0.3M Adjusted FCF R&D $303M Cap $165M R&D $252M Cap $154M R&D $272M Cap $193M R&D $291M Cap $280M R&D $389M Cap $305M R&D $456M Cap $335M R&D $561M Cap $325M R&D $650M Cap $363M R&D $696M Cap $390M R&D $655M Cap $276M Substantial growth in financial strength and flexibility (1) CAGR is calculated based on the midpoint of the range of 2018 guidance (2) 2008 – 2018E. Capital investments refer to U.S. GAAP capital expenditures. Adjusted EPS, adjusted R&D and adjusted free cash flow are non-GAAP financial measures. Please see Appendix or investor.mylan.com for the most directly comparable U.S. GAAP financial measures and reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. (3) Calculation based on mid-points of the ranges of 2018 guidance $4.56 $2.6B Adjusted FCF *** (3) (3) (3) Expected 21% CAGR(1) in adjusted EPS(2), 2008 – 2018E ~$5 billion in adjusted R&D(2) ~$3 billion in capital investments (2) ~$13 billion in adjusted free cash flow generation (2) Maintaining a strong investment grade balance sheet

Our Differentiated Business Model ACCESS is our core purpose. The more diversity we achieve through driving access, the more it enhances the DURABILITY of our business model. To drive access, Mylan has built tremendous DIVERSITY into our commercial, operational and scientific platforms.

Appendix

Non-GAAP Financial Measures This presentation includes the presentation and discussion of certain financial information that differs from what is reported under accounting U.S. GAAP. These non-GAAP financial measures, including, but not limited to, adjusted EBITDA, adjusted EPS, adjusted gross margins, adjusted net earnings, adjusted R&D, adjusted R&D as a % of total revenues, adjusted SG&A as a % of total revenues, adjusted effective tax rate, adjusted net cash provided by operating activities, adjusted free cash flow, ROIC, WACC and leverage ratio are presented in order to supplement investors' and other readers' understanding and assessment of the financial performance of Mylan N.V. (“Mylan” or the “Company”). In the Appendix, Mylan has provided reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth below, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. 2018 Guidance Mylan is not providing forward looking guidance for U.S. GAAP reported financial measures or metrics derived therefrom or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements and other contingencies, including changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Adjusted EBITDA

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions, except per share amounts) It is not mathematically possible to calculate the CAGR for U.S. GAAP EPS for the period 2008-2017 since the U.S. GAAP diluted EPS for 2008, the first year in the period, was a negative number. Excluding 2008, when the U.S. GAAP diluted EPS was $(1.10), the CAGR for U.S. GAAP diluted EPS for the period 2009-2017 is 20%.

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions, except per share amounts)

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions, except per share amounts)

Year Ended Year Ended December 31, December 31, (Unaudited; USD in millions, except for EPS) 2010 2010 2009 2009 2008 2008 U.S. GAAP net earnings (loss) attributable to Mylan N.V. and U.S. GAAP diluted EPS $ 224 $ 0.68 $ 94 $ 0.30 $ (335) $ (1.10) Purchase accounting related amortization (primarily included in cost of sales) 309 283 489 Goodwill impairment charges — — 385 Bystolic revenue — — (468) Litigation settlements, net 127 226 17 Interest expense (primarily related to clean energy investment financing) 60 43 30 Financing related costs (included in other income (expense), net) 37 — — Acceleration of deferred revenue — (29) — Non-controlling interest — 9 — Other special items included in: Cost of sales 7 33 53 Research and development expense 10 22 14 Selling, general and administrative expense 63 49 89 Other expense, net 1 (13) 1 Tax effect of the above items and other income tax related items (253) (273) (31) Preferred dividend 122 139 — Adjusted net earnings attributable to Mylan N.V. and adjusted diluted EPS $ 707 $ 1.61 $ 583 $ 1.30 $ 244 $ 0.80 Weighted average diluted ordinary shares outstanding 438 450 304 Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions, except per share amounts)

Mylan N.V. and Subsidiaries
Reconciliation of non-GAAP financial measures
(Unaudited; in millions)

Notional Debt to Credit Agreement Adjusted EBITDA Leverage Ratio and Target Leverage Ratio

Notional Debt to Credit Agreement Adjusted EBITDA Leverage Ratio
The stated non-GAAP financial measure notional debt to Credit Agreement Adjusted EBITDA leverage ratio is based on the sum of (i) Mylan's adjusted EBITDA for the specified year and (ii) certain adjustments permitted to be included in Credit Agreement Adjusted EBITDA for the specified year pursuant to the Company's revolving credit facility or term credit facility in place from time to time (together, the "Credit Agreements") as compared to Mylan's total debt at notional amounts.

Adjusted EBITDA for the year ended December 31, 2016 is based on the sum of (i) $3,678 million of the year ended December 31, 2016 adjusted EBITDA (unaudited) for Mylan, (ii) $336 million adjusted EBITDA (unaudited) for the period of January 1, 2016 to the date of acquisition (translated from SEK to USD at an average exchange rate of 0.119) for Meda1 and (iii) $34 million adjusted EBITDA (unaudited) for the period of January 1, 2016 to the date of acquisition for Renaissance. The stated measures represent an aggregation of Mylan figures, Renaissance figures derived from financial information prepared in accordance with U.S. GAAP and Meda figures derived from financial information prepared in accordance with IFRS as issued by the IASB and does not reflect pro forma adjustments (including the elimination of transactions between Mylan and Meda and Mylan and Renaissance). For the years ended December 31, 2017, 2016, 2015, 2014 and 2013, all amounts presented below are derived from Mylan's historical financial statements.

	Year Ended December 31,				
Amounts may not sum due to rounding	2017	2016	2015	2014	2013
Mylan N.V. Adjusted EBITDA	$ 3,791	$ 3,678	$ 3,012	$ 2,366	$ 1,955
Add:					
Other adjustments including estimated synergies	118	—	—	—	—
Pro-forma impact of acquisitions	—	370	—	—	—
Credit Agreement Adjusted EBITDA	3,909	4,048	3,012	2,366	1,955
Reported debt balances:					
Long-term debt, including current portion	14,615	15,426	7,294	8,104	7,587
Short-term borrowings	47	46	—	331	440
Total reported debt balances	14,661	15,473	7,294	8,435	8,026
Add / (deduct):					
Net discount on various debt issuances	37	41	8	19	55
Deferred financing fees	75	92	38	34	—
Conversion feature of cash convertible notes	—	—	—	(1,854)	(1,303)
Fair value of hedged debt	(15)	(26)	(36)	(30)	(4)
Total debt at notional amounts	$ 14,758	$ 15,579	$ 7,304	$ 6,604	$ 6,774
Notional debt to Credit Agreement Adjusted EBITDA Leverage Ratio	3.8x	3.8x	2.4x	2.8x	3.5x

Long-term average debt-to-adjusted EBITDA leverage target of ~3.0x
The stated forward-looking non-GAAP financial measure, targeted long term average leverage of ~3.0x debt-to-Credit Agreement Adjusted EBITDA, is based on the ratio of (i) targeted long-term average debt, and (ii) targeted long-term Credit Agreement Adjusted EBITDA. However, the Company has not quantified future amounts to develop the target but has stated its goal to manage long-term average debt and adjusted net earnings and EBITDA over time in order to generally maintain the target. This target does not reflect Company guidance.

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Mylan N.V. © 2018
Mylan

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Adjusted R&D

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Adjusted Free Cash Flow

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Adjusted Free Cash Flow * 2008 Adjusted free cash flow was $0.3 million. *

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Adjusted Pre-tax Income and Adjusted Interest Expense

Mylan N.V. and Subsidiaries Reconciliation of non-GAAP financial measures (Unaudited; in millions) Return on Invested Capital